UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

ETHEMA HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

950 Evernia Street, West Palm Beach, Florida 33401
(Address of principal executive offices)

(416) 500-0020
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 21, 2023, Ethema Health Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on March 20, 2023, the Company was advised by Daszkal Bolton, LLP (“Daszkal”), the Company’s independent registered public accounting firm, that Daszkal completed a combination with CohnReznick LLP (“CohnReznick”), and that Daszkal would resign as the Company’s independent registered public accounting firm upon the Company filing its annual report on Form 10-K for the year ended December 31, 2022 with the Securities and Exchange Commission (the “SEC”).

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)                    Daszkal served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period, there were:

(i)	no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Daszkal’s satisfaction, would have caused Daszkal to make reference to the subject matter of disagreement in connection with its reports on the Company’s consolidated financial statements for such years; and
(ii)	no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that Daszkal advised the Company of material weaknesses in its internal control over financial reporting as of December 31, 2022 and 2021.

(b)                      On May 6, 2023, upon the approval of the Audit Committee, the Company engaged CohnReznick as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023 and interim periods within that year.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through the date of engagement of CohnReznick:

(i)    the Company did not consult with CohnReznick regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(ii)   CohnReznick did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that CohnReznick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(iii)  the Company did not consult with CohnReznick regarding any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided CohnReznick with a copy of the disclosures it is making in this this Current Report on Form 8-K/A and requested that CohnReznick furnish a letter addressed to the SEC stating whether CohnReznick agrees with the statements made herein. A copy of CohnReznick’s letter dated May 9, 2023, is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Company provided Daszkal with a copy of the disclosures it is making in this this Current Report on Form 8-K/A and requested that Daszkal furnish a letter addressed to the SEC stating whether Daszkal agrees with the statements made herein. A copy of Daszkal’s letter dated May 9, 2023, is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item	9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No. Description

16.1       Letter from CohnReznik dated May 9, 2023

16.2      Letter from Daszkal dated May 9, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023

By: /s/ Shawn E. Leon

Name: Shawn E. Leon

Title: CEO